LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is between ANEW LIFE, INC., a Utah corporation (the “Company”), and the undersigned person or entity listed on the Counterpart Signature Page hereof, sometimes referred to herein as the “Shareholder.”  For all purposes of this Agreement, “Shareholder” includes any “affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert.

WHEREAS, it is intended that the shares of common stock of the Company covered by this Agreement shall only include the common stock currently owned by the Shareholder and represented by the stock certificate (or any successor stock certificate issued on the transfer of such stock certificate) described on the Counterpart Signature Page hereof (the “Common Stock”); and

WHEREAS, the execution and delivery of this Agreement was a condition of the issuance to the Shareholder of the Common Stock covered hereby; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Except as otherwise expressly provided herein, and except as the Shareholder may be otherwise restricted from selling shares of Common Stock under applicable federal or state securities laws, rules and regulations and Securities and Exchange Commission (the “SEC”) interpretations thereof, the Shareholder may only sell the Common Stock subject to the following conditions, commencing on the later of eighteen (18) months from (i) the date the Company completes an IPO of a registered public offering under the Securities Act of 1933, as amended (the “Securities Act”), and its common stock is listed thereafter for quotations on the OTC Bulletin Board of the Financial Industry Regulatory Authority (“FINRA”) or any other nationally recognized medium of no less significance than the OTC Bulletin Board; or (ii) if the Company becomes publicly-held pursuant to a “reverse” merger or acquisition with a publicly-held company that is a “reporting issuer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the date of the filing by the reorganized publicly-held company of an 8-K12G Current Report with the SEC under Item 5.01(8) of Form 8-K that contains the “Form 10 Information” as required therein and in SEC Rule 144(i) (the “Lock-Up Period”).  Following the Lock-Up Period, the Shareholder may sell the Common Stock as follows (the “Leak-Out Period”):

1.1

The Shareholder shall be allowed to sell an amount of the Shareholder’s Common Stock equal to 0.0025% (1/4%) of the outstanding securities of the Company (to be defined for all purposes hereof as the amount indicated in the Company’s most recent filing with the SEC) during each of the next four (4)

successive quarterly periods following the Lock-Up Period; 0.005% (1/2%) of the outstanding securities of the Company during the next four (4) successive quarterly periods; and 0.01% (1%) of the outstanding securities of the Company during the next four (4) successive quarterly periods, all on a non-cumulative basis, meaning that if no Common Stock was sold during any quarterly period while Common Stock was qualified to be sold, such shares of Common Stock cannot be sold in the next successive quarter (the “Leak-Out Period”).  Notwithstanding the foregoing, any Shareholder subject to this Agreement that owns less than 100,000 shares of Common Stock that are covered hereby, shall be allowed to sell one-fourth (1/4) of such Shareholder’s Common Stock in each successive quarterly period following the Lock-Up Period, on a non-cumulative basis, as defined herein.

1.2

Except as otherwise provided herein, all Common Stock shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC during the Leak-Out Period.

1.3

An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Company’s transfer agent shall reflect such restrictions.

2.

The delivery of a duly executed copy of the Broker/Dealer Agreement by the Shareholder’s broker and a duly executed Seller’s Resale Agreement by the Shareholder in the forms to be approved by legal counsel for the Company shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and the broker will comply with the “brokers’ transactions” and “manner of sale” requirements of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Company may confirm such compliance with any Shareholder and the Shareholder’s broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement; and provided, however, that the Shareholder can otherwise provide satisfactory evidence to the Company of such compliance, subject to the Company’s acceptance of any such alternative compliance evidence.

3.

Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.  Unless otherwise agreed, all such waivers shall be pro rata, as to all founding Shareholders of the Company who have executed a Lock-Up/Leak-Out Agreement as a condition to the receipt of the Common Stock.  Notwithstanding, the Company may allow any Shareholder the right to sell or transfer Common Stock in a private transaction, subject to receipt of an opinion of legal counsel for the Company, and subject to any transferee’s execution and delivery of a copy of this Agreement.

4.

In the event of: (a) a completed tender offer to purchase all or substantially all of the Company’s issued and outstanding securities; or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event, and the Common Stock restrictions on the resale of the Common Stock pursuant hereto shall terminate, excluding, however, any merger, consolidation or reorganization by which the Company becomes a publicly-held company by reason of a “reverse” merger as mentioned above, which such event or such transaction shall have no effect on the enforceability of this Agreement.

5.

Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholder shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

6.

The number of shares of Common Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

7.

This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

8.

All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, at 4626 North 300 West, Suite 365, Provo, Utah 84604, and to the Shareholder, at the address in the Counterpart Signature Page.  All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

9.

The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

10.

The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any non-defaulting Shareholder may suffer as a result of any breach or continuation thereof.

11.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Company.

12.

This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Utah only, and that shall each submit to the jurisdiction of such courts for all purposes hereunder.

13.

In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

14.

This Agreement shall be binding upon any successors or assigns of the Common Stock, without qualification, and in the event of any exchange of the Common Stock under a merger or reorganization or other transaction of the Company by which the Common Stock is subject to exchange for other securities in any manner, this Agreement shall remain if full force and effect and shall apply to any securities received or receivable in exchange for such Common Stock, without qualification.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

ANEW LIFE, INC.

Date: March 29, 2013

By /s/Randy Pearson

     Randy Pearson, President

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

ZOE, LLC_____________________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Mitchell D. Burton_____________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Eclipse Fund, LLC________________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013__________________________________

(Date)

/s/Kraig Higginson_______________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Primary Colors, LLC_____________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013__________________________________

(Date)

/s/Ty Mattingly__________________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Radiant Life, LLC_______________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Mitchell D. Burton_____________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Peoples Philanthropic, LLC._______________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/S. Blatter_____________________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Smartrade Consulting, Inc.________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013__________________________________

(Date)

/s/Summit Trustees PLLC for Lam Ping______________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Noel Investments, Ltd.___________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Kelly Trimble_________________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Dynamo Holdings Business, Inc.___________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Summit Trustees PLLC_________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Bombay Investments____________________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Mark Sansom_________________________________

(Signature)

    (Representative Capacity, if Applicable)

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among ANEW LIFE, INC., a Utah corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

North Shore Foundation, LLP______________________

(Name)

______________________________________________

(Street Address)

______________________________________________

(City and State)

______________________________________________

(Stock Certificate No. and Number of Shares)

March 29, 2013_________________________________

(Date)

/s/Ty Mattingly_________________________________

(Signature)

    (Representative Capacity, if Applicable)